UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2006

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 649-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 6, 2006, Media General, NBC Universal, Inc. (NBCU) and certain subsidiaries of NBCU entered into an agreement pursuant to which Media General agreed to acquire four television stations from certain subsidiaries of NBCU. Historically, NBCU has not accounted for these stations separate from its other television stations, nor has it prepared individual or aggregate financial statements for these stations, and furthermore, has not prepared stand-alone financial statements for its television station group as a whole. Due to the limited financial information maintained for each of the four stations, it is impracticable to prepare the financial statements and other financial information as required by Rule 3-05 of Regulation S-X without unreasonable effort and expense. Accordingly, the financial statements included in this Form 8-K include combined statements of assets acquired and liabilities assumed and statements of revenues and direct operating expenses along with certain footnote information. The omission of the full financial statements and other financial information for the acquired stations would not have a material impact on the reader’s understanding of their financial results, condition or related trends.

Item 9.01	Financial Statements and Exhibits.

a)	Financial Statements of Businesses Acquired

(1)	Audited statements of NBC Universal, Inc. (certain television stations), as of and for the year ended December 31, 2005:

Independent Auditors’ Report	1
Combined Statement of Assets Acquired and Liabilities Assumed	2
Combined Statement of Revenues and Direct Operating Expenses	3
Notes to Financial Statements	4

(2) Unaudited Combined Statement of Assets Acquired and Liabilities Assumed of NBC Universal, Inc. (certain television stations), as of March 31, 2006	8
Unaudited Combined Statement of Revenues and Direct Operating Expenses of NBC Universal, Inc. (certain television stations) for the three-month period ended March 31, 2006	9
Notes to Financial Statements	10

b)	Pro Forma Combined Condensed Financial Statements of Media General, Inc.

Pro Forma Combined Condensed Balance Sheet as of March 26, 2006	12
Pro Forma Combined Condensed Statement of Operations for the year ended December 25, 2005	13
Pro Forma Combined Condensed Statement of Operations for the three months ended March 26, 2006	14
Notes to Pro Forma Combined Condensed Financial Statements	15

d)	Exhibits

23.1	Consent of Independent Auditors

Independent Auditors’ Report

The Board of Directors

NBC Universal, Inc.:

We have audited the accompanying combined statement of assets acquired and liabilities assumed as of December 31, 2005 of NBC Universal, Inc (Certain Television Stations of NBC Universal) (the “NBC Stations”) and the related combined statement of revenues and direct operating expenses for the year ended December 31, 2005. These combined statements are the responsibility of NBC Universal, Inc.’s management. Our responsibility is to express an opinion on the combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the NBC Stations’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined financial statements were prepared using the basis of presentation described in note 1 to the combined financial statements, and is not intended to be a complete presentation of assets, liabilities, revenues and expenses of the NBC Stations.

In our opinion, the accompanying combined financial statements present fairly, in all material respects, the assets acquired and liabilities assumed of the NBC Stations as of December 31, 2005 and the revenues and direct operating expenses for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ KMPG LLP

New York, NewYork

June 20, 2006

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

December 31, 2005

(In thousands)

Assets
Accounts receivables (Note 3)	$9,081
Television broadcast rights	143
Property and equipment, net (Note 4)	31,627
Other assets	336

Total assets acquired	$41,187

Liabilities
Accounts payable and accrued liabilities	$2,104
Television broadcast obligations	184
Deferred income	1,603
Accrued compensation and benefits	3,417
Other liabilities	1,520

Total liabilities assumed	$8,828

See accompanying notes to combined financial statements.

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

Year Ended December 31, 2005

(In thousands)

Revenues	$102,460
Direct operating expenses
Cost of revenues	52,104
Selling, general and administrative expenses	24,887

76,991
Excess of revenues over direct operating expenses	$25,469

See accompanying notes to combined financial statements.

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

NOTES TO COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(1)	Basis of presentation

On April 6, 2006, NBC Universal, Inc. (NBC Universal), a Delaware corporation, and certain of its subsidiaries entered into a Stock and Asset Purchase Agreement (the Agreement) with Media General, Inc. (Media General), a Virginia corporation, pursuant to which Media General has agreed to acquire the stock of an NBC Universal subsidiary, and the broadcast licenses and certain assets and liabilities related to the operation of WJAR-TV, WNCN-TV, WCMH-TV, and WVTM-TV (NBC Television Stations) from NBC Universal for $595 million in cash, subject to certain adjustments. The closing under the Agreement is subject to customary closing conditions and regulatory approvals and is not subject to a financing condition. WJAR-TV provides television broadcast service to the Providence, Rhode Island market; WNCN-TV provides television broadcast service to the Raleigh, North Carolina market; WCMH-TV provides television broadcast service to the Columbus, Ohio market and WVTM-TV provides television broadcast service to the Birmingham, Alabama market. In connection with the acquisition, NBC Universal and Media General entered into a lease agreement whereby Media General has the exclusive right to use certain real estate located in Rhode Island. Title to the land will transfer to Media General upon termination of the lease prior to or at the end of the lease term.

NBC Universal is a majority-owned subsidiary of the General Electric Company (GE). NBC Television Stations are not operated as a separate entity or entities but rather as an integral part of NBC Universal. Accordingly, the historical financial information included in the accompanying combined statement of assets acquired and liabilities assumed and the combined statement of revenues and direct operating expenses was prepared to present NBC Television Stations pursuant to the Agreement, and is not intended to present the complete financial position or results of operations of NBC Television Stations, nor are these combined financial statements indicative of future results of NBC Television Stations.

The accompanying combined financial statements include and exclude certain costs and expenses, as well as assets and liabilities, as described below, that might have resulted had NBC Television Stations been operated as a separate entity.

The combined statement of assets acquired and liabilities assumed excludes cash and equivalents, investments, goodwill, tradenames and trademarks (including without limitation, “NBC”, “NBC Universal” and “National Broadcasting Company”), music rights, non-transferable computer software and hardware, benefit plans, shareholder’s equity, tax related matters and amounts due to/from NBC Universal, GE, and their affiliates.

The combined statement of revenues and direct operating expenses includes direct cost of production, marketing and distribution, including selling and direct overhead, depreciation and amortization, and an allocation of direct expenses incurred by NBC Universal on behalf of NBC Television Stations, but omits corporate expenses, including interest and taxes.

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

NOTES TO COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(2)	Summary of significant accounting policies

Television broadcast rights

NBC Television Stations defer the cost of acquired broadcast material, including rights to material for use on its television broadcasting stations, at the earlier of acquisition or when the license period begins and the material is available for use. Broadcast material and rights are amortized when the associated programs are aired and stated at the lower of amortized cost or net realizable value on a combined daypart basis.

Property and equipment, net

Property and equipment are stated at cost. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets, generally 10 to 40 years for buildings and 3 to 10 years for furniture, fixtures and equipment. Leasehold improvements are amortized over the shorter of the economic useful life of the improvement or the lease period.

Long-lived assets are reviewed for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be recoverable. Such assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows, quoted market prices when available or appraised values, as appropriate.

Fair value of financial instruments

The carrying amounts of accounts receivable, third-party television broadcast rights and obligations, accounts payable and accrued liabilities approximate their fair value due to the short-term nature of these financial instruments.

Revenue recognition

Advertising sales are recorded when aired, net of agency and national representative commissions.

Advertising

Advertising costs are expensed as incurred. Advertising costs totaled $1,042 thousand for the year ended December 31, 2005.

Use of estimates

The preparation of the combined statement of assets acquired and liabilities assumed and combined statement of revenues and direct operating expenses in conformity with the Agreement and United States generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

NOTES TO COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(3)	Related party transactions

Receivables monetization

In the ordinary course of business, NBC Television Stations securitize certain high-quality trade accounts receivable through a program established for GE and various GE subsidiaries. NBC Television Stations retains limited subordinated interests in the assets sold and NBC Television Stations has provided reserves for all expected losses with respect to this exposure. In January 2006, NBC Television Stations ceased the monetization of its receivables. At December 31, 2005, net monetized receivables sold totaled $13,229 thousand, which include billed trade receivables through November 2005.

Services

NBC Universal, GE, and their affiliates provided NBC Television Stations with a variety of services, including legal, human resources, investment, procurement and sourcing support, insurance, and tax services. The cost of these services is not recognized in these combined financial statements.

Television broadcast rights

NBC Television Stations participates with other owned and operated television broadcast stations of NBC Universal to acquire television broadcast material and rights from NBC Universal, as well as from third parties. The cost of acquired broadcast material, including rights, incurred by each participant is not necessarily indicative of costs that would have been incurred on a stand-alone basis. Television broadcast material and rights incurred by NBC Television Stations in these roles totaled $2,499 thousand for the year ended December 31, 2005.

Benefit plans

NBC Universal receives an amount equal to 28 percent of eligible salaries and wages for pension, defined contribution savings plan, medical insurance, payroll taxes, and workers compensation (payroll service costs). For the year ended December 31, 2005, payroll service costs totaled $8,939 thousand. At December 31, 2005, amounts due to NBC Universal totaled $219 thousand for payroll service costs.

Eligible employees will continue to participate in various GE employee benefit plans, including pension, retiree health and life insurance, defined contribution 401k as well as health and other welfare plans through the closing date. Effective with the closing date, employees will participate in Media General benefit plans providing comparable benefits. The combined statement of assets acquired and liabilities assumed does not reflect GE benefit liabilities.

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

NOTES TO COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(4)	Property and equipment, net

(in thousands)	2005
Land	$2,600
Buildings and improvements	9,400
Furniture, fixtures and equipment	56,857
Construction in process	2,041

70,898
Accumulated depreciation	(39,271)

$31,627

Depreciation expense recorded within cost of revenues and selling, general and administrative expenses totaled $4,012 thousand and $837 thousand, respectively, for the year ended December 31, 2005. Capital expenditures totaled $4,322 thousand for the year ended December 31, 2005.

(5)	Other liabilities

Other liabilities includes accrued lease obligations totaling $750 thousand, accrued property taxes, barter and a variety of sundry items.

(6)	Commitments and contingencies

NBC Television Stations had $16,506 thousand of commitments to acquire television broadcast material and rights, of which $5,558 thousand is with NBC Universal. Contractual commitments under various creative talent and employment agreements, including obligations to television personalities and executives totaled $14,632 thousand at December 31, 2005.

At December 31, 2005, minimum rental commitments under noncancelable facilities and equipment operating leases aggregated to $19,753 thousand, including leases with related parties aggregating $536 thousand. Rental expense was $1,446 thousand for the year ended December 31, 2005.

From time to time, NBC Television Stations may be subject to certain lawsuits, claims, and other actions arising in the normal course of business. Such matters arising prior to the date of acquisition and as defined in the Agreement are the responsibility of NBC Universal. Lawsuits, claims, and other actions arising in the normal course of business in periods subsequent to the acquisition and as defined in the Agreement are the responsibility of Media General.

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

MARCH 31, 2006

(UNAUDITED)

(In thousands)
Assets
Accounts receivable (Note 2)	$22,572
Television broadcast rights	127
Property and equipment, net	30,769
Other assets	867

Total assets acquired	$54,335

Liabilities
Accounts payable and accrued liabilities	$1,005
Television broadcast obligations	132
Deferred income	1,417
Accrued compensation and benefits	3,934
Other liabilities	1,453

Total liabilities assumed	$7,941

See accompanying notes to unaudited combined financial statements.

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

THREE MONTHS ENDED MARCH 31, 2006

(UNAUDITED)

(In thousands)
Revenues	$26,285
Direct operating expenses
Cost of revenues	13,169
Selling, general and administrative expenses	6,146

19,315
Excess of revenues over direct operating expenses	$6,970

See accompanying notes to unaudited combined financial statements.

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

NOTES TO COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILIITIES ASSUMED AND COMBINED

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(UNAUDITED)

(1)	Basis of presentation

On April 6, 2006, NBC Universal, Inc. (NBC Universal), a Delaware corporation, and certain of its subsidiaries entered into a Stock and Asset Purchase Agreement (the Agreement) with Media General, Inc. (Media General), a Virginia corporation, pursuant to which Media General has agreed to acquire the stock of an NBC Universal subsidiary, and the broadcast licenses and certain assets and liabilities related to the operation of WJAR-TV, WNCN-TV, WCMH-TV, and WVTM-TV (NBC Television Stations) from NBC Universal for $595 million in cash, subject to certain adjustments. The closing under the Agreement is subject to customary closing conditions and regulatory approvals and is not subject to a financing condition. WJAR-TV provides television broadcast service to the Providence, Rhode Island market; WNCN-TV provides television broadcast service to the Raleigh, North Carolina market; WCMH-TV provides television broadcast service to the Columbus, Ohio market and WVTM-TV provides television broadcast service to the Birmingham, Alabama market. In connection with the acquisition, NBC Universal and Media General entered into a lease agreement whereby Media General has the exclusive right to use certain real estate located in Rhode Island. Title to the land will transfer to Media General upon termination of the lease prior to or at the end of the lease term.

NBC Universal is a majority-owned subsidiary of the General Electric Company (GE). NBC Television Stations are not operated as a separate entity or entities but rather as an integral part of NBC Universal. Accordingly, the historical financial information included in the accompanying unaudited combined statement of assets acquired and liabilities assumed and the unaudited combined statement of revenues and direct operating expenses was prepared to present NBC Television Stations pursuant to the Agreement, and is not intended to present the complete financial position or results of operations of NBC Television Stations, nor are these unaudited combined financial statements indicative of future results of NBC Television Stations.

The accompanying unaudited combined financial statements include and exclude certain costs and expenses, as well as assets and liabilities, as described below, that might have resulted had NBC Television Stations been operated as a separate entity.

The unaudited combined statement of assets acquired and liabilities assumed excludes cash and equivalents, investments, goodwill, tradenames and trademarks (including without limitation, “NBC”, “NBC Universal” and “National Broadcasting Company”), music rights, non-transferable computer software and hardware, benefit plans, shareholder’s equity, tax related matters and amounts due to/from NBC Universal, GE, and their affiliates.

The unaudited combined statement of revenues and direct operating expenses includes direct cost of production, marketing and distribution, including selling and direct overhead, depreciation and amortization, and an allocation of direct expenses incurred by NBC Universal on behalf of NBC Television Stations, but omits corporate expenses, including interest and taxes.

The preparation of the unaudited combined statement of assets acquired and liabilities assumed and unaudited combined statement of revenues and direct operating expenses in conformity with the Agreement and United States generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

NBC UNIVERSAL, INC.

(CERTAIN TELEVISION STATIONS OF NBC UNIVERSAL)

NOTES TO COMBINED STATEMENT OF ASSETS ACQUIRED AND LIABILIITIES ASSUMED AND COMBINED

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(UNAUDITED)

(2)	Related party transactions

Receivables monetization

In the ordinary course of business, NBC Television Stations securitize certain high-quality trade accounts receivable through a program established for GE and various GE subsidiaries. NBC Television Stations retains limited subordinated interests in the assets sold and NBC Television Stations has provided reserves for all expected losses with respect to this exposure. In January 2006, NBC Television Stations ceased the monetization of its receivables. At March 31, 2006, net monetized receivables sold totaled $423 thousand, which include billed trade receivables through November 2005.

Services

NBC Universal, GE, and their affiliates provided NBC Television Stations with a variety of services, including legal, human resources, investment, procurement and sourcing support, insurance, and tax services. The cost of these services is not recognized in these unaudited combined financial statements.

Television broadcast rights

NBC Television Stations participates with other owned and operated television broadcast stations of NBC Universal to acquire television broadcast material and rights from NBC Universal, as well as from third parties. The cost of acquired broadcast material, including rights, incurred by each participant is not necessarily indicative of costs that would have been incurred on a stand-alone basis.

Benefit plans

NBC Universal receives an amount equal to 28 percent of eligible salaries and wages for pension, defined contribution savings plan, medical insurance, payroll taxes, and workers compensation (payroll service costs).

Eligible employees will continue to participate in various GE employee benefit plans, including pension, retiree health and life insurance, defined contribution 401k as well as health and other welfare plans through the closing date. Effective with the closing date, employees will participate in Media General benefit plans providing comparable benefits. The combined statement of assets acquired and liabilities assumed does not reflect GE benefit liabilities.

(3)	Commitments and contingencies

From time to time, NBC Television Stations may be subject to certain lawsuits, claims, and other actions arising in the normal course of business. Such matters arising prior to the date of acquisition and as defined in the Agreement are the responsibility of NBC Universal. Lawsuits, claims, and other actions arising in the normal course of business in periods subsequent to the acquisition and as defined in the Agreement are the responsibility of Media General.

Media General, Inc.

Pro Forma Combined Condensed Balance Sheet

March 26, 2006

(Unaudited, in thousands)

	Media General	NBC Universal*	Adjustments for Properties to be Divested	Adjustments for Properties to be Acquired			Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$10,764	$—	$(2)	$—			$10,762
Accounts receivable - net	116,047	22,572	(6,085)	423	1	(a)	132,957
Inventories	7,932	—	(56)	—			7,876
Other	34,082	994	(1,615)	—			33,461
Assets of property held for sale	—	—	111,644				111,644

Total current assets	168,825	23,566	103,886	423			296,700

Investments in unconsolidated affiliates	83,601	—	—	—			83,601
Other assets	62,472	—	(451)	—			62,021
Property, plant and equipment - net	446,009	30,769	(24,705)	11,231	1	(b)	463,304
Excess of cost over fair value of net identifiable assets of acquired businesses - net	645,433	—	—	255,959	1	(c), 1(e)	901,392
FCC licenses and other intangibles - net	554,597	—	(78,730)	286,242	1	(c)	762,109

Total assets	$1,960,937	$54,335	$—	$553,855			$2,569,127

Current liabilities:
Accounts payable	$29,887	$1,005	$(755)	$—			$30,137
Accrued expenses and other liabilities	76,579	6,013	(1,957)	—			80,635
Liabilities of property held for sale	—	—	2,843	—			2,843

Total current liabilities	106,466	7,018	131	—			113,615

Long-term debt	381,990	—	—	610,000	1	(d)	991,990
Borrowings of consolidated variable interest entities	95,320	—	—	—			95,320
Deferred income taxes	312,664	—	—	(14,551)	1	(e)	298,113
Other liabilities and deferred credits	144,192	923	(131)	4,800	1	(f)	149,784
Stockholders’ equity	920,305	—	—	—			920,305

Total liabilities and stockholders’ equity	$1,960,937	$7,941	$—	$600,249			$2,569,127

*	NBC Universal amounts are as of March 31, 2006.

See notes to the pro forma combined condensed financial statements.

Media General, Inc.

Pro Forma Combined Condensed Statement of Operations

For the year ended December 25, 2005

(Unaudited, in thousands except per share amounts)

	Media General	NBC Universal*	Adjustments for Properties to be Divested	Adjustments for Properties to be Acquired			Pro Forma
Revenues	$917,937	$102,460	$(41,560)	$—			$978,837
Operating costs:
Production	392,889	48,092	(20,436)	—			420,545
Selling, general and administrative	331,370	24,050	(13,029)	—			342,391
Depreciation and amortization	67,969	4,849	(5,998)	3,860	2	(a)	70,680

Total operating costs	792,228	76,991	(39,463)	3,860			833,616

Operating income	125,709	25,469	(2,097)	(3,860)			145,221

Other income (expense):
Interest expense	(29,408)	—	—	(36,836)	2	(b)	(66,244)
Investment income - unconsolidated affiliates	1,119	—	—	—			1,119
Gain on sale of investment in The Denver Post Corporation	33,270	—	—	—			33,270
Other, net	2,453	—	—	—			2,453

Total other income (expense)	7,434	—	—	(36,836)			(29,402)

Income before income taxes and cumulative effect of change in accounting principle	133,143	25,469	(2,097)	(40,696)			115,819
Income taxes	50,732	—	(799)	(5,801)	2	(c)	44,132

Income before cumulative effect of change in accounting principle	$82,411	$25,469	$(1,298)	$(34,895)			$71,687

Earnings per common share:
Income before cumulative effect of change in accounting principle	$3.50						$3.05
Earnings per common share-assuming dilution:
Income before cumulative effect of change in accounting principle	$3.45						$3.00
Weighted average common shares	23,527						23,527
Diluted weighted average common shares	23,884						23,884

*	NBC Universal amounts are for the fiscal year ended December 31, 2005.

See notes to the pro forma combined condensed financial statements.

Media General, Inc.

Pro Forma Combined Condensed Statement of Operations

For the three months ended March 26, 2006

(Unaudited, in thousands except per share amounts)

	Media General	NBC Universal*	Adjustments for Properties to be Divested	Adjustments for Properties to be Acquired			Pro Forma
Revenues	$226,404	$26,285	$(8,961)	$—			$243,728
Operating costs:
Production	101,350	12,102	(5,231)	—			108,221
Selling, general and administrative	88,701	6,006	(3,052)	—			91,655
Depreciation and amortization	18,761	1,207	(1,755)	965	3	(a)	19,178

Total operating costs	208,812	19,315	(10,038)	965			219,054

Operating income	17,592	6,970	1,077	(965)			24,674

Other income (expense):
Interest expense	(7,542)	—	—	(9,209)	3	(b)	(16,751)
Investment income - unconsolidated affiliates	331	—	—	—			331
Other, net	303	—	—	—			303

Total other expense	(6,908)	—	—	(9,209)			(16,117)

Income before income taxes	10,684	6,970	1,077	(10,174)			8,557
Income taxes	4,017	—	405	(1,205)	3	(c)	3,217

Net income	$6,667	$6,970	$672	$(8,969)			$5,340

Earnings per common share:
Net income	$0.28						$0.23
Earnings per common share - assuming dilution:
Net income	$0.28						$0.22
Weighted average common shares	23,588						23,588
Diluted weighted average common shares	23,811						23,811

*	NBC Universal amounts are for the quarter ended March 31, 2006.

See notes to the pro forma combined condensed financial statements.

Media General, Inc.

Notes to Pro Forma Combined Condensed Financial Statements

BALANCE SHEET

March 26, 2006 Adjustments:

1(a)	Adjust for securitized accounts receivable; all receivables will transfer to Media General upon close.

1(b)	Adjust property, plant and equipment to preliminary estimated fair market value. The allocation of purchase price is subject to change as the transaction is closed, appraisals are completed and more facts become known.

1(c)	Adjust identifiable intangibles to preliminary estimated fair market value and adjustment to estimate the excess of acquisition cost over the fair value of net assets acquired. The allocation of purchase price is subject to change as the transaction is closed, appraisals are completed and more facts become known.

1(d)	Borrow additional funds to make the acquisition of certain television stations of NBC Universal, Inc.

1(e)	Adjust deferred income taxes for differences between the book and tax basis of assets.

1(f)	Postretirement liabilities to be incurred by Media General and reimbursed by NBC as part of the transaction.

For purposes of these Pro Forma Combined Condensed Financial Statements the purchase price was allocated based on preliminary estimated fair market value as follows (in thousands):

Purchase price as adjusted	$601,000
Transaction costs	9,000

Purchase price including transaction fees	610,000
Working capital acquired	(16,971)
Property, plant & equipment	(42,000)
Identifiable intangibles, principally FCC licenses and network affiliations	(286,242)
Other liabilities assumed	5,723
Deferred income tax asset recorded in conjunction with acquisition	(14,551)

Excess cost of business acquired over equity in net assets	$255,959

STATEMENTS OF OPERATIONS

Adjustments for the twelve months ended December 25, 2005:

2(a)	Increase in depreciation expense resulting from adjustment of fixed assets to preliminary estimated fair market value and increase in amortization expense resulting from adjustment of intangibles to preliminary estimated fair market value. Depreciation and amortization is based on estimated remaining weighted-average useful life.

2(b)	Increase in interest expense based on assumed borrowings of approximately $610 million which were outstanding for the entire year at an interest rate of 6.04% (Media General’s blended average interest rate on June 19, 2006). There has been no reduction in borrowings assumed from the incremental cash flows of the new operations nor from the Company’s plan to divest certain of its stations.

2(c)	Adjustment required to reflect the Media General, Inc. effective tax rate of 38.1% on consolidated proforma results.

Adjustments for the three months ended March 26, 2006:

3(a)	Increase in depreciation expense resulting from adjustment of fixed assets to preliminary estimated fair market value and increase in amortization expense resulting from adjustment of intangibles to preliminary estimated fair market value. Depreciation and amortization is based on estimated remaining weighted-average useful life.

3(b)	Increase in interest expense based on acquisition borrowings of approximately $610 million which were outstanding for the entire quarter at an interest rate of 6.04% (Media General’s blended average interest rate on June 19, 2006). There has been no reduction in borrowings assumed from the incremental cash flows of the new operations nor from the Company’s plan to divest certain of its stations.

3(c)	Adjustment required to reflect the Media General, Inc. effective tax rate of 37.6% on consolidated proforma results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date June 21, 2006	/s/ John A. Schauss
John A. Schauss
Vice President - Finance and Chief Financial Officer